UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

THE BOSTON BEER COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.envisionreports.com/SAM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on May 13, 2025. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for The Boston Beer Company, Inc. Stockholder Meeting to be held on Wednesday, May 14, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy statement and 2024 Annual Report to stockholders are available at: www.envisionreports.com/SAM Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SAM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 4, 2025 to facilitate timely delivery. 2 N O T 043U3D

Stockholder Meeting Notice The 2025 Annual Meeting of Stockholders of The Boston Beer Company, Inc. will be held at 10:00 am ET on Wednesday, May 14, 2025 at Samuel Adams Boston Tap Room, 60 State Street, Boston, MA 02109. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all nominees listed and FOR Proposal 2: The Class A Stockholders will meet for the following purposes: 1. For the election of the three (3) nominees for Class A Directors named in the Proxy Statement, to be decided by plurality vote of the holders of Class A Common Stock present in person or represented by proxy; 2. The non-binding advisory “Say-on-Pay” vote to approve the compensation of our Named Executive Officers, to be voted on by the holders of Class A Common Stock present in person or by proxy; and 3. To consider and act upon any other business that may properly come before the meeting. The sole holder of Class B stock will attend for the following purposes: 1. For the election of each of the six (6) nominees for Class B Director, to be decided by the affirmative vote of the holder of the outstanding shares of Class B Common Stock; 2. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2025, to be decided by the affirmative vote of the holder of the outstanding shares of Class B Common Stock; and 3. To consider and act upon any other business that may properly come before the meeting. The Board of Directors has fixed the close of business on March 19, 2025 as the record date for the meeting. Only stockholders of record on that date are entitled to notice of and to vote at the meeting. To vote your share(s), you may: (1) vote your proxy via the Internet; (2) vote by mail by requesting a paper copy of the materials, which will contain a proxy card. Further instructions are available in the 2025 Proxy Statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SAM. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials The Boston Beer Company, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 4, 2025.